                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                        Check the appropriate box:
                        [X] Preliminary Proxy Statement
                        [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

                        [ ] Definitive Proxy Statement
                        [ ] Definitive Additional Materials
                        [ ] Soliciting Material under Rule 14a-12

                              Whitehall Funds Trust

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the approximate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.    Amount Previously Paid:
2.    Form, Schedule or Registration Statement No.:
3.    Filing Party:
4.    Date Filed:

                              WHITEHALL FUNDS TRUST
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                              Whitehall Growth Fund
                        Whitehall Growth and Income Fund
                            Whitehall High Yield Fund
                              Whitehall Income Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 27, 2003

To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of the Whitehall Growth Fund, Whitehall Growth and Income Fund, Whitehall High Yield Fund and Whitehall Income Fund (each a "Fund" and collectively, the "Funds"), each a series of the Whitehall Funds Trust (the "Trust"), will be held on January 27, 2003 at 9:00 a.m., Eastern Time, at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 for the following purposes:

            1. To elect three (3) Trustees of the Trust to serve until their successors are duly elected and qualified;

            2. To approve a new Investment Advisory Agreement between the Trust and Whitehall Asset Management, Inc. (the "Adviser"); and

            3. To transact such other business as may properly come before the Meeting, or any adjournments thereof.

      Shareholders of record at the close of business on November 22, 2002 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                        By Order of the Board of Trustees

                            Judith L. Levy, Secretary

Dated: December __, 2002

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

                              WHITEHALL FUNDS TRUST
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                              Whitehall Growth Fund
                        Whitehall Growth and Income Fund
                            Whitehall High Yield Fund
                              Whitehall Income Fund

                                 PROXY STATEMENT

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 27, 2003

      A Special Meeting of Shareholders (the "Meeting") of the Whitehall Growth Fund, Whitehall Growth and Income Fund, Whitehall High Yield Fund and Whitehall Income Fund (each a "Fund" and collectively, the "Funds"), each a series of the Whitehall Funds Trust (the "Trust"), will be held on January 27, 2003 at 9:00 am., Eastern Time, at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 for the following purposes:

            1. To elect three Trustees of the Trust to serve until their successors are duly elected and qualified;

            2. To approve a new Investment Advisory Agreement between the Trust and Whitehall Asset Management, Inc. (the "Adviser"); and

            3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

SOLICITATION OF PROXIES

      This solicitation of proxies is being made by the Board of Trustees of the Trust, in anticipation of the sale of the Adviser to AMVESCAP PLC on or about January 31, 2003. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December __, 2002. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers and agents of the Trust, and employees of Whitehall Asset Management, Inc. and its affiliates may, without additional compensation, solicit proxies by telephone, telegraph, facsimile, or oral communication. Solicitation may also be made by Georgeson Shareholder, a paid proxy solicitation firm. The costs of solicitating proxies will be borne by the Adviser and AMVESCAP PLC pursuant to the terms of the Purchase Agreement and not by the Trust or the Funds.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be presented at the Meeting.

SHAREHOLDER REPORTS

      The Trust will furnish, without charge, a copy of its most recent Annual Report to shareholders as of November 30, 2001 on request. Requests for a report should be directed to the Trust at 4400 Computer Drive, Westborough, Massachusetts 01581, or by calling 1-800-99-IBJFD (1-800-994-2533).

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

      The Board of Trustees of the Trust has nominated the following three individuals (the "Nominees") for election to the Board of Trustees subject to
(1) shareholder approval and (2) the closing of the acquisition of the Adviser by AMVESCAP PLC as described below in proposal No. 2 (the "Acquisition"): Donald
J. Herrema, Lynn S. Birdsong and John R. Preston. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to mutual funds and investments as well as their careers in business, finance, marketing and other areas. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve effective on the close of the Acquisition and until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected by the Shareholders of the Trust.

      Messrs. Herrema and Birdsong were each nominated by the Board of Trustees of the Trust, subject to shareholder approval and the close of the Acquisition, on November 18, 2002. Mr. Preston was nominated by the Board of Trustees of the Trust, subject to shareholder approval and the close of the Acquisition, on November 25, 2002. Messrs. Herrema, Birdsong and Preston have not previously been elected by shareholders of the Trust.

      Pursuant to the Trust's retirement policy, it is expected that Robert H. Dunker and George H. Stewart will retire as Independent Trustees effective January 2003 and January 2004, respectively. Joseph Breslin, an Interested Trustee, and Jeffrey Boyd, an Independent Trustee, will resign as members of the Board, effective on the closing of the Acquisition.

      Of the three nominees, Mr. Herrema has served as Chairman and CEO of Atlantic Trust, the Private Wealth Management Division of AMVESCAP PLC since March 2001 and by virtue of his affiliations with the Adviser upon the closing of the Acquisition is deemed an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act" or "Investment Company Act").

INFORMATION REGARDING NOMINEES

      The following table sets forth certain information regarding the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would be deemed an "interested person," as defined in the Investment Company Act, by virtue of that person's affiliation with the Trust or the Funds' investment adviser or its affiliates (an "Interested Trustee"). The mailing address of each Nominee is 4400 Computer Drive, Westborough, Massachusetts 01581-5120.

                    POSITION WITH THE TRUST, TERM        NUMBER OF
                     OF OFFICE AND LENGTH OF TIME       PORTFOLIOS
                                SERVED                    IN FUND         OTHER
                         PRINCIPAL OCCUPATION           COMPLEX TO     DIRECTORSHIPS
                        DURING PAST FIVE YEARS          BE OVERSEEN      HELD BY
 NAME AND AGE             AND DIRECTORSHIPS             BY NOMINEE       NOMINEE
 ------------             -----------------             ----------       -------
Donald J.          Chairman and Chief Executive              4            None
Herrema*           Officer of Atlantic Trust, the
Age: 50            Private Wealth Management
                   Division of AMVESCAP PLC since
                   March 2001; Formerly President
                   and Chief Executive Officer
                   (1998-2000) of The Bessemer Group
                   Incorporated, The Bessemer Trust
                   Companies and Bessemer Investor
                   Services, where he worked from
                   1993 to 2000.

Lynn S.            Independent Investor and                  4            None
Birdsong           Consultant since April, 2002.
Age 56             Formerly Managing Director  of
                   Zurich Scudder Investments,
                   Inc. and Scudder, Stevens &
                   Clark, Inc., where he worked
                   from January 1979 to April 2002.

John R.            Senior Vice President of                  4            None
Preston            Vivendi Universal (2001 -
                   2002); Senior Vice President,
Age 55             Treasury and Strategic Planning
                   from 1997 to 2000 of The Seagram
                   Company Ltd, where he worked
                   from 1981-2001.

      To the knowledge of the Trust, as of November 22, 2002, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

      Trustees/nominees held the following interests in the Trust's securities:

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                      SECURITIES IN ALL FUNDS
                                                                                         OVERSEEN OR TO BE
                                                                                      OVERSEEN BY DIRECTOR OR
       NAME OF DIRECTOR                                  DOLLAR RANGE OF                NOMINEE IN FAMILY OF
         OR NOMINEE                  FUND          EQUITY SECURITIES IN AFUND           INVESTMENT COMPANIES
         ----------                  ----          --------------------------           --------------------
      Donald J. Herrema               N/A                     N/A                                 N/A

      Lynn S. Birdsong                N/A                     N/A                                 N/A

      John R. Preston                 N/A                     N/A                                 N/A


COMMITTEES

      The Board of Trustees of the Trust has an Audit Committee whose function is to recommend independent accountants and to review the scope and results of the audits prepared by the independent accountants. The Audit Committee for the Trust currently consists of the following members, each of whom is not an "interested person" as defined in the 1940 Act ("Independent Trustee"): Messrs. Robert Dunker, Jeffery Boyd, George Stewart and Pierre de Saint Phalle and Mss. Susan Machtiger and Tracy Nixon

      The Board of Trustees of the Trust has a Nominating Committee for the purpose of considering candidates to fill Independent Trustee vacancies on the Board. The Nominating Committee will not consider nominees recommended by the Shareholders of the Trust. The Nominating Committee for the Trust currently consists of the following members, each of whom is an Independent Trustee:
Messrs. Stewart, Dunker, Boyd and de Saint Phalle and Mss. Machtiger and Nixon

      The Board of Trustees of the Trust has a Pricing Committee for the purpose of determining fair value of portfolio securities in cases when a market quotation is not readily available or a Fund's investment adviser believes that a market quotation or valuation provided by an approved pricing methodology does not represent a fair value. The Pricing Committee for the Trust currently consists of Mr. Joseph Breslin, Mr. Michael Kardok, Assistant Treasurer of the Trust and any one of the Independent Trustees.

      None of the nominees owned shares of the Funds as of November 22, 2002.

OTHER AFFILIATIONS OR RELATIONSHIPS OF THE MEMBERS OF THE BOARD OF TRUSTEES

      As of November 22, 2002, none of the members of the Board of Trustees who are Independent Trustees nor any immediate family member of an Independent Trustee, owns shares of the Adviser or a principal underwriter of a Fund, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of a Fund.

      There have been no transactions by a Fund since the beginning of the Fund's last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Trustee, executive officer or security holder of more than 5% of the voting securities of a Fund, or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to a Fund in an amount in excess of $60,000 at any time since that date.

      No Independent Trustee, nor any immediate family member of such a Trustee, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds. Moreover, no Independent Trustee (or immediate family member of an Independent Trustee) has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or any direct or indirect material interest in any transaction or series of transactions or in any currently proposed transaction or series of transactions, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Funds, an officer of the Funds, any investment company sharing the same Adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds, or any officer of such a person.

      Within the last two completed fiscal years of the Funds, no officer of any investment adviser of principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, has served as a board member on a board of a company where any of the Trustees or Nominees of the Funds has served as an officer.

REMUNERATION OF TRUSTEES AND OFFICERS

      The Trust currently pays each Independent Trustee an annual retainer of $10,000 ($12,000 for the Chairman) and a fee of $1,000 for each Board meeting and committee meeting of the Trust attended ($1,500 for the Chairman of the Audit Committee and Nominating Committee). Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

      The following table sets forth the aggregate compensation received by the Trustees for the fiscal year ended November 30, 2002. Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, do not receive any compensation from the Trust.

                                             PENSION OR
                                             RETIREMENT                      TOTAL
                                              BENEFITS       ESTIMATED    COMPENSATION
                                               ACCRUED        ANNUAL       FROM FUND
                              AGGREGATE        AS PART       BENEFITS       COMPLEX
   NAME OF PERSON,           COMPENSATION      OF FUND         UPON         PAID TO
       POSITION               FROM TRUST      EXPENSES      RETIREMENT      TRUSTEES
                              ----------      --------      ----------      --------
Jeffery Boyd, Trustee(1)       $22,000         $- 0 -          $- 0 -       $22,000
Pierre de St. Phalle,
Trustee                        $24,000         $- 0 -          $- 0 -       $24,000
Robert H. Dunker,
Trustee(2)                     $24,000         $- 0-           $- 0 -       $24,000
Susan Machtiger, Trustee       $23,000          $-0-            $-0-        $23,000
Tracy Nixon, Trustee           $22,000         $- 0 -          $- 0 -       $22,000
George H. Stewart,             $25,000         $- 0 -          $- 0 -       $25,000
Trustee and Chairman

      (1) Will resign as a Trustee of the Trust upon the closing of the acquisition of Whitehall Asset Management, Inc. by AMVESCAP PLC.

      (2)   Will retire after reaching mandatory retirement age, in January
            2003.

      During the fiscal year ended November 30, 2002, the Board of Trustees held four regular meetings and five special meetings, the Nominating Committee met twice, the Audit Committee met twice and the Pricing Committee did not meet. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees and meetings held by all committees of the Board on which he served. The Trust's By-Laws state that each Trustee shall retire from his or her position as Trustee of the Trust and from any and all committees on which he or she serves upon reaching the age of seventy-two.

      Pursuant to the Trust's retirement policy, it is expected that Robert H. Dunker and George H. Stewart will retire as Independent Trustees effective January 2003 and January 2004, respectively. Joseph Breslin, an Interested Trustee, and Jeffrey Boyd, an Independent Trustee, will resign as members of the Board, effective on the closing of the Acquisition.

VOTE REQUIRED AND RECOMMENDATION

      A plurality of all the votes cast at the Meeting is required to elect each Nominee.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER THE PROPOSAL.

                                   PROPOSAL 2
                 TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

      The Adviser has acted as the investment adviser with respect to the assets of the Trust since November 18, 1994. On October 28, 2002, the parent company of the Adviser, The Industrial Bank of Japan Trust Company ("IBJ Trust"), entered into an agreement (the "Purchase Agreement") to sell the Adviser to Atlantic Trust Group, Inc. ("Atlantic Trust"), a wholly-owned subsidiary of AMVESCAP PLC ("AMVESCAP") (such transaction will be referred to as the "Acquisition"). Upon completion of the Acquisition, the current investment advisory agreement (the "Current Investment Advisory Agreement") will automatically terminate. Accordingly, shareholders of the Funds are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and the Adviser to be effective immediately after the closing of the Acquisition.

      The Current Investment Advisory Agreement was last approved by shareholders of the Whitehall Growth and Income Fund, Whitehall Growth Fund and Whitehall Income Fund on January 28, 2000, by the sole shareholder of the Whitehall High Yield Fund on September 14, 2002 and by the Board of Trustees on October 23, 2002.

      At a meeting held on November 18, 2002, the Board of Trustees, including the Independent Trustees, unanimously approved the New Investment Advisory Agreement, subject to shareholder approval. A description of the New Investment Advisory Agreement is provided below under "The New Investment Advisory Agreement". Such a description is only a summary and is qualified in its entirety by reference to the form of the New Investment Advisory Agreement attached to this Proxy Statement as Exhibit A. In addition, a summary of the considerations of the Board of Trustees is provided below under "Trustees' Considerations."

      In approving the New Investment Advisory Agreement, the Trustees took into account that, except for the change in the ownership of the Adviser, there are no material differences between the provisions of the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The Trustees also noted that the expenses incurred in connection with the Meeting shall be split between the Adviser and AMVESCAP and that none of those expenses shall be paid by the Funds or their shareholders. Furthermore, based on the representations of

AMVESCAP regarding its intentions, the Trustees do not currently anticipate that there will be substantial changes in the way in which the Funds are managed or operated.

      If the conditions set forth in the Purchase Agreement are not met or waived or if the Purchase Agreement is terminated, the Acquisition will not be consummated, and the Current Investment Advisory Agreement will remain in effect. If the New Investment Advisory Agreement is approved, and the Acquisition is thereafter consummated, the New Investment Advisory Agreement will be executed and become effective on or shortly after the closing date of the Acquisition.

SALE OF THE ADVISER

      On October 28, 2002, IBJ Trust entered into the Purchase Agreement to sell the Adviser to Atlantic Trust, a wholly-owned subsidiary of AMVESCAP.

      Under the Purchase Agreement, Atlantic Trust shall pay IBJ Trust, at the closing, a purchase price based on the annualized asset management revenues (without giving effect to market and currency fluctuations), including annualized asset management revenues associated with the Funds, as of the close of business on the second business day preceding the Closing Date (as defined below), in respect of which client consents have been obtained or objections not received (as the case may be).

      The closing is currently expected to occur on or about January 31, 2003 (the "Closing Date"), subject to the satisfaction or waiver of certain conditions that include, among other things: (i) approval by the requisite vote of shareholders of the Funds of the New Investment Advisory Agreement; (ii) compliance by the parties, at or immediately after the closing, with Section 15(f) of the 1940 Act; (iii) certain governmental approvals and other third party consents having been received; and (iv) no party being subject to any order prohibiting the consummation of the Acquisition.

      The Purchase Agreement may be terminated at any time prior to the Closing Date; (i) by the written consent of the parties to the Purchase Agreement; (ii) by written notice by any party to the Purchase Agreement if the closing has not occurred by April 30, 2003, except to the extent that the failure of the Acquisition then yet to be consummated primarily arises out of, or results from, knowing action or inaction of the party seeking to terminate; or (iii) under the other circumstances set forth in the Purchase Agreement.

INFORMATION ABOUT AMVESCAP

      AMVESCAP is a leading independent global investment manager dedicated to helping people worldwide build their financial security. Operating under the AIM, INVESCO, and Atlantic Trust brands, AMVESCAP strives to deliver outstanding investment performance and service through a comprehensive array of products for individual and institutional clients in more than 100 countries. AMVESCAP has approximately $324 billion in assets under management (as of September 30, 2002). The company is listed on the London, New York, Paris and Toronto stock exchanges with the symbol AVZ. After the Acquisition, the Adviser's operations will be integrated with those of Atlantic Trust Private Wealth Management, the private wealth management division of AMVESCAP. The Adviser will change its name to Atlantic Trust Advisors, following the closing of the Acquisition. Atlantic Trust is a leading investment services firm that provides comprehensive asset management and financial advisory services to private clients around the world. With $8.2 billion in assets under management (as of September 20, 2002), Atlantic Trust Private Wealth Management manages wealth for individuals and families, and provides asset management services to foundations and endowments. Atlantic Trust Private Wealth Management has offices in Boston, New York, Washington, D.C., Winston-Salem, Baltimore, Wilmington, Denver, Atlantic, Palm Beach, London and Jersey.

PROPOSED CHANGES IN MANAGEMENT

      Upon the closing of the Acquisition, Jeffrey Boyd, an Independent Trustee, and Joseph Breslin, an Interested Trustee, have agreed to resign as members of the Board. As discussed under Proposal 1, the Board of Trustees has nominated Lynn S. Birdsong and John R. Preston as Independent Trustees and Donald J. Herrema as an Interested Trustee.

      In addition, following the Acquisition, it is anticipated that the following changes will be made to the officers of the Trust:

      - Joseph Breslin will be replaced as president of Trust by Mark Santero. Mr. Santero is head of product development at Atlantic Trust. Mr. Santero joined Atlantic Trust in 2002. Prior to joining Atlantic Trust he was a Senior Vice President and Director of the Alliance Products division of AIM Distributors, Inc., an affiliate of AMVESCAP.

      - Frank Dipietro will be replaced as Treasurer and CFO by John Bini. Mr. Bini joined Atlantic Trust in 2002. Prior to that, he was in the Finance Group at Zurich Scudder Investments, Inc.

      - Paul Elmlinger will be added as a Vice President of the Trust and will replace Judith Levy as Secretary of the Trust. Mr. Elmlinger is General Counsel of Atlantic Trust. Prior to joining Atlantic Trust in 2002, Mr. Elmlinger was a Managing Director of Zurich Scudder Investments, Inc. and served as head of the international legal team.

      - James Spencer will be added as a Vice President of the Trust. Mr. Spencer is Chief Equity Officer of Atlantic Trust.

      - Paul Blaustein will be added as a Vice President of the Trust. Mr. Blaustien is currently a Managing Director of Whitehall Asset Management, Inc. He is the Director of Equity Research, responsible for all equity research as well as directing the equity investment process and policy together with the Chief Investment Officer. He manages the Whitehall Growth Fund and co-manages the Whitehall Growth & Income Fund. Mr. Blaustein joined the Adviser in 1997.

THE NEW INVESTMENT ADVISORY AGREEMENT

      The New Investment Advisory Agreement is the same in all substantive respects as the Current Investment Advisory Agreement. THE NEW INVESTMENT ADVISORY

AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUNDS. In addition, under the New Investment Advisory Agreement, arrangements for services and expenses will not change. A form of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.

      Under the New Investment Advisory Agreement, the Adviser will continue to provide investment advisory services to the Funds, including deciding what securities will be purchased and sold by each Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the 1940 Act and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of the Trust relating to the Funds, as reflected in the Trust's Registration Statement under the 1940 Act (including by reference, the Fund's Statement of Additional Information) as such Registration Statement is amended from time to time.

      As compensation for its services under the New Investment Advisory Agreement, the Adviser will be entitled to receive a monthly fee at an annual rate based upon a Fund's average daily net assets as follows:

                      FUND NAME                     PROPOSED FEE
                      ---------                     ------------
            Whitehall Growth and Income Fund            0.85%

            Whitehall Growth Fund                       0.85%

            Whitehall Income Fund                       0.65%

            Whitehall High Yield Fund                   0.75%

      The Adviser will be entitled to compensation at the same rates as under the Current Investment Advisory Agreement. All proposed amendments to the New Investment Advisory Agreement are included in the form of agreement attached as Exhibit A.

      At a Board of Trustees Meeting held on October 23, 2002, the Adviser contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain net expenses for each Fund as follows: Growth Fund, 1.39%; Growth and Income Fund, 1.45%; High Yield Fund, 0.95%; and Income Fund, 1.28% for the period December 1, 2002 through November 30, 2003. AMVESCAP has agreed to maintain these waivers and/or expense reimbursements following the Acquisition.

      The New Investment Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Trustees who are not parties to this Agreement or of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval. The New Investment Advisory Agreement generally provides that it may be terminated by the Trust or the Adviser at any time, without penalty, by giving the other party 60 days' written notice.

      The Adviser will continue to carry out its duties under the New Investment Advisory Agreement at its own expense. The Funds will each pay their own ordinary operating expenses, such as legal and auditing fees, fees of the Adviser, the Administrator, the custodian, accounting services and third-party shareholder servicing agents, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, Independent Trustees' compensation and extraordinary expenses.

      Like the Current Investment Advisory Agreement, the New Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security in connection with the investment advisory services provided by the Adviser.

LEGAL REQUIREMENTS UNDER THE 1940 ACT

      Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Acquisition. AMVESCAP has agreed with the current stockholder of the Adviser to use its reasonable best efforts to ensure that the Acquisition will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Funds. There will be no increase in fees or other compensation under the New Investment Advisory Agreement.

      The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board of Trustees of the Trust currently satisfies and will continue after the Acquisition, and the assumption by the Nominees of seats on the Board, to satisfy this 75% requirement.

INFORMATION REGARDING THE ADVISER

      The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's address is 320 Park Avenue, New York, NY 10019.

      The Adviser's principal executive officers and directors are shown below. The address of each, as it relates to his duties at the Adviser, is the same as that of the Adviser.

NAME AND POSITION WITH THE ADVISER            PRINCIPAL OCCUPATION

Marc Keller                                   President

Judith Levy*                                  General Counsel

Jeffrey Silva                                 Managing Director of Finance and Compliance

* Judith Levy is also Secretary to the Trust.

      Under the Current Investment Advisory Agreement, the Adviser is entitled to receive a fee at an annual rate of the Fund's average daily net assets as set forth below:

                      FUND NAME                   FEE
                      ---------                   ---
            Whitehall Growth and Income Fund      0.85%

            Whitehall Growth Fund                 0.85%

            Whitehall Income Fund                 0.65%

            Whitehall High Yield Fund             0.75%

      From the fiscal year ended November 30, 2002, the Adviser contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain net expenses for each Fund as follows: Growth Fund, 1.33%; Growth and Income Fund, 1.39%; High Yield Fund, 0.95%; and Income Fund, 1.28%. This resulted in the Adviser waiving $295,877, $106,504, $36,668 and $55,055 in management fees for the Growth Fund, Growth and Income Fund, High Yield and Income Fund respectively and reimbursing expenses of $73,334 for the High Yield Fund for the period ended November 30, 2002.

      The Adviser received management fees, net of waivers, of $1,000,000, $403,750 and $0 and $103,431 for the Growth Fund, Growth and Income Fund, High Yield Fund and Income Fund respectively, for the year ended November 30, 2002.

TRUSTEES' CONSIDERATION

      The Board of Trustees, including a majority of the Independent Trustees, unanimously approved the New Investment Advisory Agreement and its submission for shareholder approval at a meeting on November 18, 2002. The New Investment Advisory Agreement, subject to shareholder approval, will become effective immediately after the closing of the Acquisition which is expected to occur in January 2003. In the event the Acquisition does not close, the Current Investment Advisory Agreement will remain in effect. Therefore, only when the New Investment Advisory Agreement is approved by the shareholders of the Funds and the conditions to the closing of the Acquisition are met, will the New Investment Advisory Agreement be in effect and replace the Current Investment Advisory Agreement.

      If the New Investment Advisory Agreement is not approved by the shareholders, the Trustees will promptly consider alternatives.

      The Board of Trustees has been presented with information that it believes demonstrates that the terms of the New Investment Advisory Agreement are fair to, and in the best interests of, the Trust, the Funds and the shareholders of Funds. Information was presented at the meeting of the Board of Trustees on November 18, 2002 with respect to the Acquisition. Specific details about the information considered by the Board of Trustees is given below. The Adviser has advised the Board of Trustees that there has been, and AMVESCAP expects that there will be, no diminution in the scope and quality of advisory services provided to the Funds as a result of the Acquisition.

      Information considered by the Board of Trustees in forming the basis of its recommendation to approve the New Investment Advisory Agreement included, among other things: (1) AMVESCAP's representation that certain key management personnel of the Adviser are expected to remain after the Acquisition; (2) the fact that, after the Acquisition, the Adviser will get the benefit of the personnel and asset management capabilities of Atlantic Trust; (3) AMVESCAP's representation that it is committed to increasing the assets of the Funds and thereby possibly reducing expense ratios through economies of scale; (4) that the compensation to be received by the Adviser under the New Investment Advisory Agreement is the same as the compensation paid under the Current Investment Advisory Agreement; (5) AMVESCAP's representation that it will use its reasonable best efforts to ensure that no "unfair burden" (as defined in the 1940 Act) is imposed on the Funds as a result of the Acquisition; (6) the commonality of the terms and provisions of the New Investment Advisory Agreement and the Current Investment Advisory Agreement; and (7) AMVESCAP's and Atlantic Trust's financial strength and commitment to the investment advisory business generally.

VOTE REQUIRED AND RECOMMENDATION

      Approval of the proposal on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                               GENERAL INFORMATION

NAME CHANGE

      The Board of Trustees has resolved, upon closing of the Acquisition, to change the name of the Trust to "Atlantic Whitehall Fund Trust." Accordingly, the new name of the Whitehall Growth Fund will be the Atlantic Whitehall Growth Fund; the new name of the Whitehall Growth and Income Fund will be the Atlantic Whitehall Growth and Income Fund; the new name of the Whitehall High Yield Fund will be the Atlantic Whitehall High Yield Fund; and the new name of the Whitehall Income Fund will be the Atlantic Whitehall Income Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

      Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

VOTING RIGHTS

      Each share of a Fund is entitled to one vote on the proposals and on each other matter that it is entitled to vote upon at the Meeting. Shareholders of each Fund at the close of business on November 22, 2002 (the "Record Date") will be entitled to be present and to give voting instructions for the Funds at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Funds had the following shares outstanding:

                                                                Shares
Fund                                                          Outstanding
----                                                          -----------
Whitehall Growth Fund.....................................   11,011,623.12
Whitehall Growth and Income Fund..........................    4,375,126.98
Whitehall High Yield Fund.................................      595,943.78
Whitehall Income Fund.....................................    2,269,624.09

      One third of the outstanding shares of each Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum.

      If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the proposal will be voted AGAINST such adjournment.

      The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on Proposal 1 and will have no effect on the outcome of Proposal 1. Abstentions and broker non-votes on Proposal 2 will have the same effect as votes cast against Proposal 2.

BENEFICIAL OWNERS

      Appendix A to this proxy statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of November 22, 2002.

      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds' voting securities may be deemed a "control person" (as defined in the Investment Company Act) of the Fund.

EXPENSES

      The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses shall be split between the Adviser and AMVESCAP, pursuant to the terms of the Purchase Agreement.

ADVISER

      The Adviser is currently a wholly-owned subsidiary of the Industrial Bank of Japan Trust Company. After the Acquisition, the Adviser will be a wholly-owned subsidiary of AMVESCAP.

The Adviser supervises all aspects of the Funds' operations and provides investment advisory services. The address of the Adviser is 320 Park Avenue, New York, New York 10019.

PRINCIPAL UNDERWRITER

      The principal underwriter of the Funds' shares is PFPC Distributors, Inc. (the "Distributor"). The Distributor offers the Funds' shares to the public on a continuous basis. The address of the Distributor is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

ADMINISTRATOR

      PFPC Inc. ("PFPC"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as Administrator of the Funds. PFPC provides management and administrative services necessary for the operation of the Funds.

EXECUTIVE OFFICERS OF THE TRUST

      Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Trust, together with such person's position with the Trust and their principal occupation for the last five years, are listed on Appendix B attached hereto.

SHAREHOLDER PROPOSALS

      The Trust is not required to hold annual meetings of shareholders and currently does intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            Judith L. Levy, Secretary

December __, 2002

PROXY CARD                    WHITEHALL FUNDS TRUST                   PROXY CARD

                               4400 Computer Drive

                        Westborough, Massachusetts 01581

                              Whitehall Growth Fund
                        Whitehall Growth and Income Fund
                            Whitehall High Yield Fund
                              Whitehall Income Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 27, 2003

      This proxy card is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on January 27, 2003.

      The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Whitehall Funds Trust (the "Meeting") to be held at 9:00 a.m., Eastern Time, on January 27, 2003 at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

                                    ---------------------------------------
                                    Signature


                                    ---------------------------------------
                                    Signature (if held jointly)

                                    Date:
                                         -------------------------- ,-----

                              WHITEHALL GROWTH FUND
                                   A SERIES OF
                              WHITEHALL FUNDS TRUST

Please indicate your vote by marking the appropriate box.           Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To elect three (3) Trustees of the Trust to serve until their successors are duly elected and qualified.:

                               FOR ALL       AGAINST ALL   FOR ALL EXCEPT
1 Donald J. Herrema
2 Lynn S. Birdsong               [ ]             [ ]             [ ]
3 John R. Preston                                          _______________

      To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

    ------------------------------------------------------------------------


                                                        FOR    AGAINST   ABSTAIN
2. To approve a new Investment Advisory Agreement       [ ]      [ ]       [ ]
between the Trust  and Whitehall Asset Management,
Inc.

                                                        FOR    AGAINST   ABSTAIN
3. To transact such other business as may properly      [ ]      [ ]       [ ]
come before the Meeting or any adjournments thereof.

                                    IMPORTANT

      IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                        WHITEHALL GROWTH AND INCOME FUND
                                   A SERIES OF
                              WHITEHALL FUNDS TRUST

Please indicate your vote by marking the appropriate box.           Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To elect three Trustees of the Trust to serve until their successors are duly elected and qualified:

                               FOR ALL       AGAINST ALL   FOR ALL EXCEPT
1 Donald J. Herrema
2 Lynn S. Birdsong               [ ]             [ ]             [ ]
3 John R. Preston
    ------------------------------------------------------------------------


      To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

    ------------------------------------------------------------------------



                                                        FOR    AGAINST   ABSTAIN

2. To approve a new Investment Advisory Agreement       [ ]      [ ]       [ ]
between the Trust and Whitehall Asset Management,
Inc.

                                                        FOR    AGAINST   ABSTAIN

3. To transact such other business as may properly      [ ]      [ ]       [ ]
come before the Meeting or any adjournments thereof.

                                    IMPORTANT

      IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                            WHITEHALL HIGH YIELD FUND
                                   A SERIES OF
                              WHITEHALL FUNDS TRUST

Please indicate your vote by marking the appropriate box.           Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To elect three Trustees of the Trust to serve until their successors are duly elected and qualified:

                               FOR ALL       AGAINST ALL   FOR ALL EXCEPT
1 Donald J. Herrema
2 Lynn S. Birdsong               [ ]             [ ]             [ ]
3 John R. Preston

      To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

    ------------------------------------------------------------------------


                                                       FOR     AGAINST   ABSTAIN
2. To approve a new Investment Advisory Agreement      [ ]       [ ]       [ ]
between the Trust  and Whitehall Asset Management,
Inc.

                                                       FOR     AGAINST   ABSTAIN
3. To transact such other business as may properly     [ ]       [ ]       [ ]
come before the Meeting or any adjournments thereof.

                                    IMPORTANT

      IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

                              WHITEHALL INCOME FUND
                                   A SERIES OF
                              WHITEHALL FUNDS TRUST

Please indicate your vote by marking the appropriate box.           Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE

FOLLOWING PROPOSALS.

1. To elect three Trustees of the Trust to serve until their successors are duly elected and qualified:

                               FOR ALL       AGAINST ALL   FOR ALL EXCEPT
1 Donald J. Herrema
2 Lynn S. Birdsong               [ ]             [ ]             [ ]
3 John R. Preston

      To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

    ------------------------------------------------------------------------




                                                         FOR   AGAINST   ABSTAIN
2. To approve a new Investment Advisory Agreement        [ ]     [ ]       [ ]
between the Trust  and Whitehall Asset Management, Inc.

                                                         FOR   AGAINST   ABSTAIN
3. To transact such other business as may properly       [ ]     [ ]       [ ]
 come before the Meeting or any adjournments thereof.

                                    IMPORTANT

      IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                                   APPENDIX A

      As of November 22, 2002, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

                                             Shares Beneficially Owned
                                             -------------------------
        Name of Beneficial Owner              Number          Percent
        ------------------------             --------         --------
WHITEHALL GROWTH FUND

CHARLES SCHWAB CO. INC.                      3,048,511         27.70
SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT
OF CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO, CA  94104

TRUSTLYNX CO                                 1,600,551         14.54%
CO #00TLA
PO BOX 173736
DENVER, CO  80217-3736
NATIONAL FINANCIAL SERVICES LLC                984,165          8.94%
200 LIBERTY ST
NEW YORK, NY 11435

UNION BANK TRUST NOMINEE                       702,466          6.38%
FBO ISUZU COMPANIES RET PLAN
A/C#061951-01-21
PO BOX 85484
SAN DIEGO, CA  92186

CG TRUST AS TRUSTEE                            613,801          5.57%
FOR THE IND BANK OF JAPAN LTD
DTD 09/04/00
CIGNA TRADING UNIT H19B
280 TRUMBULL ST
HARTFORD, CT  06103

BNY CLEARING SERVICES LLC                      686,623          6.23%
A/C# 8673-5157
WENDEL CO A/C#596374
 111 EAST KILBURN AVENUE
MILWAUKEE, WI  53202

WHITEHALL GROWTH AND INCOME FUND

BNY CLEARING SERVICES LLC                    2,591,312         59.23%
AC# 8673-5016
WENDEL CO 622009
 111 EAST KILBOURN AVENUE
MILWAUKEE, WI  53202

TRUSTLYNX CO                                  558,068          12.57%
CO #00TLA
PO BOX 173736
DENVER, CO  80217-3736

SMITH BARNEY CORPORATE TRUST CO               366,193          8.37%
C/O SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS, PA  19456

FIRST UNION NATIONAL BANK CUST FOR            230,591          5.27%
VARIOUS RETIREMENT PLANS
A/C 9888888836
1525 WEST  MT HARRIS BLVD.
CHARLOTTE, NC

WHITEHALL HIGH YIELD FUND

BNY CLEARING SERVICES LLC                     212,225          35.61%
AC# 8673-5178
WENDEL CO A/C 622021
111 EAST KILBOURN AVENUE
MILWAUKEE, WI 53202

CHARLES SCHWAB CO INC                         101,594          17.04%
SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT
OF CUSTOMERS
ATTTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104

MARY KASS                                     70,828           11.68%
8 PRISCILLA ALDEN ROAD
PROVINCE TOWN, MA  02657-0000

BNY CLEARING SERVICES LLC                     35,232           5.91%
AC# 8673-5179
WENDEL CO A/C 622022
111 EAST KILBOURN AVENUE
MILWAUKEE, WI 53202

MID TRUSCO                                    32,315           5.42%
A PARTNERSHIP
10740 MAIL AVENUE STE 100
OVERLAND PARK, KS 66211

TRUSTLYNX CO                                   30,844          5.17%
CO #00TLA
PO BOX 173736
DENVER, CO  80217-3736

WHITEHALL INCOME FUND

BNY CLEARING SERVICES LLC                     534,312          23.34%
AC# 8673-5157
WENDEL CO A/C 596374
111 EAST KILBOURN AVENUE
MILWAUKEE, WI 53202

UNION BANK TR NOMINEE                         493,162          21.54%
FBO ISUZU COMPANIES RET PLAN
A/C#061951-01-21
PO BOX 85480
SAN DIEGO, CA 92186

TRUSTLYNX CO                                  413,379          18.05%
CO #00TLA
PO BOX 173736
DENVER, CO  80217-3736

BNY CLEARING SERVICES LLC                     344,137          15.01%
AC# 8673-5013
WENDEL CO A/C 622016
111 EAST KILBOURN AVENUE
MILWAUKEE, WI 53202

BNY CLEARING SERVICES LLC                     190,269          8.31%
AC# 8673-5158
WENDEL CO A/C 596375
111 EAST KILBOURN AVENUE
MILWAUKEE, WI 53202

SMITH BARNEY CORPORATE TRUST CO               165,316          7.22%
C/O SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS, PA  19456

                                   APPENDIX B

      The following persons currently are principal executive officers of the Trust until his or her successor is duly qualified and elected. The mailing address of each officer is 4400 Computer Drive, Westborough, Massachusetts 01581-5120.

                       POSITION HELD          PRINCIPAL OCCUPATION
    NAME AND AGE       WITH THE TRUST        DURING THE PAST 5 YEARS
    ------------       --------------        -----------------------
Joseph E. Breslin     President since  Senior Managing Director of
48                    July 2000.       Whitehall Asset Management, Inc.
                                       Formerly, President of J.E.
                                       Breslin & Co., Inc.

Robert Hering         Vice President   Managing Director of Whitehall
45                    since October,   Asset Management, Inc. Formerly,
                      2002             Managing Director at Constellation
                                       Financial Management.

Robert B. Saccone     Vice President   Managing Director of Whitehall
43                    since October,   Asset Management, Inc. Formerly,
                      2002             Vice President of the sole
                                       stockholder of Whitehall Asset
                                       Management, Inc.

Glen M Wolfset        Treasurer since  Director and Vice President of
39                    October, 2002    PFPC Inc. Formerly, Department
                                       Head of Fund Accounting with Liberty
                                       Funds Group and prior to that position,
                                       Department Manager of Fund Accounting
                                       with Scudder Kemper Investments.

Michael Kardok        Assistant        Vice President and Division
42                    Treasurer since  Manager of Fund Accounting for

                      April 2000.      PFPC Inc.  Formerly, Senior Audit
                                       Manager of Deloitte & Touche LLP.
Frank DiPietro        Assistant        Director of Fund Administration
30                    Treasurer since  for PFPC Inc.  Formerly, Mutual
                      July 2000.       Fund Accounting Analyst with John
                                       Hancock Funds.

Judith L. Levy        Secretary since  Managing Director of Whitehall
47                    January 2001.    Asset Management, Inc..  Formerly,
                                       member of the Senior Management
                                       Team of Credit Suisse.

David C. Lebisky      Assistant        Assistant Vice President of PFPC
29                    Secretary since  Inc.  Formerly, Legal Assistant
                      July 2000.       with Drinker Biddle & Reath LLP.

                                                                       EXHIBIT A


                          INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT is made this ______ day of November, 2002, by and between Whitehall Funds Trust, a Delaware business trust (the "Trust") with respect to its series of shares shown on Appendix A attached hereto, as the same may be amended from time to time, and Whitehall Asset Management, Inc. (intended to be re-named Atlantic Trust Advisors, Inc.), a New York corporation (the "Advisors").

                                    RECITALS

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

      WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

      WHEREAS, the Trust's [Amended and Restated] Certificate of Trust (the "Certificate of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, where each series represents the entire undivided interests of a separate portfolio of assets, and as of the date of this Agreement, the Board of Trustees has created [four] separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds" and individually as a "Fund"); and

      WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

            1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

            2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

                  (a) supervise all aspects of the operations of the Funds;

                  (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

                  (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

                  (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

                  (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

            3. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

            4. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

            5. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees communicated in writing to the Advisor.

            6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

                  (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

                  (c) the provisions of the Certificate of Trust, as the same may be amended from time to time;

                  (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

                  (e) any other applicable provisions of state, federal or foreign law.

            7. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

                  (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

                  (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer, the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price paid by a Fund to a particular broker-dealer in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

                  (c) Subject to such policies as the Board of Trustees may from time to time determine, and applicable laws, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a Fund, other Funds of the Trust and to other clients of the adviser as to which the Adviser exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

                  (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

                  (e) Subject to the other provisions of this Section 7, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

            8. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

            9. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to organizational expenses, brokerage commissions, interest charges, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, travel and other expenses relating to trustee and shareholder meetings, insurance, the cost of preparing and distributing reports and notices to shareholders and regulatory agencies, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company trade organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

            10. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

            11. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

            12. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect for a period of two years following the Effective Date, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

                  (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                  (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

            13. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment; the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

            14. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

            15. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

            16. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

            17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be [50 Rockefeller Plaza, New York, NY 10020].

            18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of New York.

            19. License Agreement. The Trust shall have the non-exclusive right to use the name "Atlantic Whitehall" to designate any current or future series of shares only so long as Whitehall Asset Management, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                      WHITEHALL FUNDS TRUST
                                      (a Delaware business trust)


Attest:

__________________________________    By: _______________________________
        Assistant Secretary                    Senior Vice President


                                      WHITEHALL ASSET MANAGEMENT, INC.
Attest:

__________________________________    By: _______________________________
        Assistant Secretary                    Senior Vice President

                                   APPENDIX A

                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                          EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                          ------------------------------------
The Whitehall Growth & Income Fund           ______________________
The Whitehall Growth Fund                    ______________________
The Whitehall Income Fund                    ______________________
The Whitehall High Yield Fund                ______________________

                                   APPENDIX B

                           COMPENSATION TO THE ADVISOR

      The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, a monthly advisory fee for such Fund, on the first business day of each month, as set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the preceding calendar month computed in the manner used for the determination of the net asset value of shares of such Fund.

NAME OF FUND                                                         ANNUAL RATE
------------                                                         -----------
The Whitehall Growth and Income Fund............................       0.85%*

The Whitehall Growth Fund.......................................       0.85%*

The Whitehall Income Fund.......................................       0.65%*

The Whitehall High Yield Fund...................................       0.75%*

      The Adviser has agreed to waive and/or reimburse its management fee for the period December 1, 2002 through November 30, 2003 to the extent necessary to maintain each Series of Whitehall Funds Trust, net expenses as follows:
Whitehall Growth Fund, 1.39%; Whitehall Growth and Income Fund, 1.45%, Whitehall High Yield Fund, 0.95% and Whitehall Income Fund, 1.28%.

      If the fees payable to the Adviser begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, "business day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the Adviser are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.


                                      B-1